UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2014

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 12, 2014, Navistar Financial Securities Corporation, as the seller (“NFSC”), Navistar Financial Corporation, as the servicer (“NFC”), and The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser (collectively, the “Purchaser Parties”), entered into Amendment No. 3 to Note Purchase Agreement (the “NPA Amendment”), which is attached as Exhibit 10.1 and incorporated by reference herein. The NPA Amendment amends the Note Purchase Agreement, dated as of August 29, 2012, among NFSC, NFC and the Purchaser Parties (filed as Exhibit 10.2 to the registrant’s Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618), to, among other things, extend the Scheduled Purchase Expiration Date to March 12, 2015.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

10.1	Amendment No. 3 to the Note Purchase Agreement, dated as of March 12, 2014, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ WALTER G. BORST
Name: Title:	Walter G. Borst Executive Vice President and Chief Financial Officer

Dated: March 14, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 3 to the Note Purchase Agreement, dated as of March 12, 2014, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser.